Summary Prospectus
March 1, 2014
(as amended August 29, 2014)
Columbia Strategic Income Fund

Class	Ticker Symbol
Class A Shares	COSIX
Class B Shares	CLSBX
Class C Shares	CLSCX
Class K Shares	CSIVX
Class R Shares	CSNRX
Class R4 Shares	CMNRX
Class R5 Shares	CTIVX
Class W Shares	CTTWX
Class Y Shares	CPHUX
Class Z Shares	LSIZX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at https://www.columbiamanagement.com/web/columbia/forms-literature/fund-literature. You can also get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiamanagement.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2014, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Strategic Income Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 26 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes K, R, R4, R5, W, Y and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	5.00% (b)	1.00% (c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class K	Class R	Class R4	Class R5	Class W	Class Y	Class Z
Management fees	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%	0.00%
Other expenses(d)	0.27%	0.27%	0.27%	0.40%	0.27%	0.27%	0.15%	0.27%	0.10%	0.27%
Total annual Fund operating expenses	1.03%	1.78%	1.78%	0.91%	1.28%	0.78%	0.66%	1.03%	0.61%	0.78%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, as follows: 1.00% if redeemed within 12 months of purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge decreases over time.
(c)	This charge applies to redemptions within one year of purchase, with certain limited exceptions.
(d)	Other expenses for Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W and Class Z have been restated to reflect contractual changes to certain fees paid by the Fund and other expenses for Class Y are based on estimated amounts for the Fund’s current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$575	$787	$1,017	$1,675
Class B (assuming redemption of all shares at the end of the period)	$681	$860	$1,164	$1,897
Class B (assuming no redemption of shares)	$181	$560	$ 964	$1,897
Class C (assuming redemption of all shares at the end of the period)	$281	$560	$ 964	$2,095
Class C (assuming no redemption of shares)	$181	$560	$ 964	$2,095
Class K (whether or not shares are redeemed)	$ 93	$290	$ 504	$1,120
Class R (whether or not shares are redeemed)	$130	$406	$ 702	$1,545
Class R4 (whether or not shares are redeemed)	$ 80	$249	$ 433	$ 966
Class R5 (whether or not shares are redeemed)	$ 67	$211	$ 368	$ 822
Class W (whether or not shares are redeemed)	$105	$328	$ 569	$1,259
1	Columbia Strategic Income Fund

	1 year	3 years	5 years	10 years
Class Y (whether or not shares are redeemed)	$ 62	$195	$ 340	$ 762
Class Z (whether or not shares are redeemed)	$ 80	$249	$ 433	$ 966
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% (71% excluding mortgage dollar rolls) of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund has substantial exposure to fixed income/debt markets. The Fund has the flexibility to invest in any sector of the fixed income market and across the credit quality spectrum. The Fund may invest in U.S. Government bonds and notes (including those of its agencies and instrumentalities, and of government-sponsored enterprises), U.S. and international (including developed, developing and emerging markets) bonds and notes, investment grade corporate (or similar) bonds and notes, mortgage- and other asset-backed securities, high yield (i.e., junk) instruments, floating rate loans and other floating rate debt securities, inflation-protected/linked securities, convertible securities, cash/cash equivalents, as well as foreign government, sovereign and quasi-sovereign debt investments. The Fund’s investments may include non-U.S. dollar denominated instruments. The Fund may also invest in preferred securities. The Fund does not seek to maintain a particular dollar-weighted average maturity or duration target.
The Fund may invest in derivatives, such as forward foreign currency contracts for investment and hedging purposes; futures (including bond futures for managing yield curve); swaps (including credit default swaps, credit default swap indexes and interest rate swaps for hedging purposes, and total return swaps for investment purposes); options (including options on listed futures for hedging purposes); and interest-only (IO) and principal-only (PO) bonds for investment purposes.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction. The Fund also may invest in private placements.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives. The Fund may fail to achieve its investment objective and you may lose money.
Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk. Credit risk is the risk that the value of loans or fixed-income securities in the Fund’s portfolio may or will decline or the borrower or the issuer will fail to pay interest or repay principal when due. The value of loans or fixed-income securities may decline because the borrower or the issuer of the security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain loans and fixed-income securities to indicate their credit risk. Lower quality or unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities. Non-investment grade loans or fixed-income securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or securities, or if the ratings of loans or securities held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan adverse to the holders of the loan. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously
Columbia Strategic Income Fund	2

paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.
Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small movement in the price of an underlying security, instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Derivatives Risk/Credit Default Swap Indexes Risk. A credit default swap (CDS) is an agreement between two parties in which one party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay on a referenced debt obligation or the bankruptcy of the obligation’s issuer. As such, a CDS generally enables an investor to buy or sell protection against a credit event. A credit default index (CDX) is an index of CDS. Credit default swap indexes (CDSX) are swap agreements that are intended to track the performance of a CDX. CDSX allow an investor, such as the Fund, to manage credit risk or to take a position on a basket of debt obligations more efficiently than transacting in single name CDS. CDSX are subject to the risk that the Fund’s counterparty will default on its obligations. If the counterparty under a CDSX defaults on its obligation to make payments thereunder, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. Also, the Fund’s return from investment in CDSX may not match the return of the referenced index. Further, investment in CDSX could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of CDSX.
Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subject the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage-backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to leverage risk and counterparty risk.
Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations. The Fund’s strategy of investing in these instruments may not be successful. Investment in these instruments also subjects the Fund to counterparty risk.
Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.
Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund's investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the
3	Columbia Strategic Income Fund

instrument), hedging and correlation risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, including because of a lack of correlation between the swaps and the portfolio of bonds that the swaps are designed to hedge or replace), pricing risk (swaps may be difficult to value), liquidity risk (it may not be possible to liquidate a swap position at an advantageous time or price) and interest rate risk (the risk of losses attributable to changes in interest rates), each of which may result in significant and unanticipated losses to the Fund.
Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund's losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.
Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, hedging risk, pricing risk and liquidity risk.
Derivatives Risk/Total Return Swaps Risk. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.
Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies. The performance of the Fund may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly where the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Forward Commitments on Mortgage-backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to counterparty risk.
High-Yield Securities Risk. Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Columbia Strategic Income Fund	4

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund's shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at a desirable time or price. The Fund may have to lower the selling price of its investment, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
5	Columbia Strategic Income Fund

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.
Rule 144A Securities Risk. The Fund may invest significantly in Rule 144A securities that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. Further, Rule 144A companies can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. Class A share performance (without sales charges) is shown in the bar chart because Class A shares have at least ten calendar years of performance and Class A shares are the most common share class across the Columbia Funds complex that are available for investment by the general public. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with benchmark performance.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. After-tax returns are shown for Class A shares because Class A shares have at least ten calendar years of performance and Class A shares are the most common share class across the Columbia Funds complex that are available for investment by the general public.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800-345-6611 or visiting columbiamanagement.com.

Columbia Strategic Income Fund	6

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	3rd Quarter 2009	7.71%
	Worst	4th Quarter 2008	-3.89%
*	Year to Date return as of June 30, 2014: 5.34%
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2013)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	04/21/1977
returns before taxes		-4.68%	8.05%	5.65%
returns after taxes on distributions		-6.95%	5.88%	3.33%
returns after taxes on distributions and sale of Fund shares		-2.16%	5.50%	3.47%
Class B returns before taxes	05/15/1992	-5.35%	8.05%	5.37%
Class C returns before taxes	07/01/1997	-1.47%	8.45%	5.52%
Class K returns before taxes	03/07/2011	0.20%	9.18%	6.20%
Class R returns before taxes	09/27/2010	-0.19%	8.94%	5.95%
Class R4 returns before taxes	11/08/2012	0.17%	9.14%	6.18%
Class R5 returns before taxes	03/07/2011	0.43%	9.33%	6.27%
Class W returns before taxes	09/27/2010	0.14%	9.14%	6.18%
Class Y returns before taxes	06/13/2013	0.34%	9.17%	6.19%
Class Z returns before taxes	01/29/1999	0.33%	9.42%	6.42%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		-2.02%	4.44%	4.55%
BofA Merrill Lynch U.S. Cash Pay High Yield Constrained Index (reflects no deductions for fees, expenses or taxes)		7.37%	18.50%	8.37%
Citigroup Non-U.S. World Government Bond (All Maturities) Index - Unhedged (Citigroup Non U.S. WGBI - Unhedged) (reflects no deductions for fees, expenses or taxes)		-4.56%	2.27%	4.10%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) (reflects no deductions for fees, expenses or taxes)		-6.58%	11.52%	8.30%
Blended Benchmark (35% Barclays U.S. Aggregate Bond Index, 35% BofAML U.S. Cash Pay High Yield Constrained Index, 15% Citigroup Non-U.S. World Government Bond (All Maturities) Index - Unhedged (Citigroup Non U.S. WGBI - Unhedged), 15% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) (reflects no deductions for fees, expenses or taxes)		0.11%	10.03%	6.52%
Barclays U.S. Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)		-2.35%	4.40%	4.52%

Effective at the close of business on August 29, 2014, the Fund compares its performance to that of the Barclays U.S. Aggregate Bond Index (the New Index). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's principal investment strategies. The Fund has also made available, for performance comparison purposes, one or more other measures of performance for markets in which the Fund may invest. Information on the New Index and old benchmark will be included for a one-year transition period. Thereafter, only the New Index will be included.
7	Columbia Strategic Income Fund

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Colin Lundgren, CFA	Managing Director and Head of Fixed Income	Lead Manager	2010
Brian Lavin, CFA	Senior Portfolio Manager	Co-manager	2010
Zach Pandl	Senior Portfolio Manager	Co-manager	2013
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2010
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$2,000	$100
	Individual retirement accounts	$1,000	$100
Classes K**, R & R4	All eligible accounts	None	None
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class W	All eligible accounts	$500	N/A
Class Y	Omnibus retirement plans with at least $10 million in plan assets	None
	All other eligible omnibus retirement plans	$500,000	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

*	This class of shares is generally closed to new and existing shareholders.
**	This class of shares is generally closed to new investors.
There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Columbia Strategic Income Fund	8

225 Franklin Street, Boston, MA 02110
800.345.6611 columbiamanagement.com
© 2014 Columbia Management Investment Distributors, Inc.	SUM232_10_D02_(08/14)